LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
August 31, 2019 (Unaudited)

COMMON STOCKS - 100.1%	Shares	Value
Consumer Discretionary - 10.3%
Auto Components - 2.1%
Adient plc	199,812	$4,030,208
Goodyear Tire & Rubber Company (The)	659,371	7,562,986
Tenneco, Inc. - Class A	155,124	1,352,681
		12,945,875
Household Durables - 4.0%
Whirlpool Corporation	175,583	24,421,839

Internet & Direct Marketing Retail - 2.1%
Qurate Retail, Inc. - Series A (a)	1,208,761	12,945,830

Textiles, Apparel & Luxury Goods - 2.1%
Hanesbrands, Inc.	968,530	13,230,120

Energy - 12.2%
Energy Equipment & Services - 2.7%
National Oilwell Varco, Inc.	813,454	16,618,865

Oil, Gas & Consumable Fuels - 9.5%
EOG Resources, Inc.	361,886	26,848,323
Suncor Energy, Inc.	1,073,579	31,380,714
		58,229,037
Financials - 14.8%
Capital Markets - 6.8%
Affiliated Managers Group, Inc.	143,485	10,995,255
Ameriprise Financial, Inc.	237,266	30,602,569
		41,597,824
Insurance - 8.0%
Assurant, Inc.	166,998	20,540,754
Lincoln National Corporation	541,127	28,614,796
		49,155,550
Health Care - 5.4%
Health Care Providers & Services - 5.4%
HCA Healthcare, Inc.	277,912	33,405,022

Industrials - 19.9%
Air Freight & Logistics - 3.8%
XPO Logistics, Inc. (a)	327,500	23,206,650

Construction & Engineering - 4.3%
AECOM (a)	368,511	13,074,770
Quanta Services, Inc.	390,937	13,252,765
		26,327,535

LYRICAL U.S. VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 100.1% (Continued)	Shares	Value
Industrials - 19.9% (Continued)
Road & Rail - 1.5%
Avis Budget Group, Inc. (a)	241,762	$5,988,445
Hertz Global Holdings, Inc. (a)	287,748	3,484,628
		9,473,073
Trading Companies & Distributors - 10.3%
AerCap Holdings N.V. (a)	479,157	25,692,398
Air Lease Corporation	322,150	13,382,111
United Rentals, Inc. (a)	214,348	24,127,011
		63,201,520
Information Technology - 26.5%
Communications Equipment - 0.8%
CommScope Holding Company, Inc. (a)	481,018	5,166,133

Electronic Equipment, Instruments & Components - 6.2%
Arrow Electronics, Inc. (a)	225,717	15,619,616
Flex Ltd. (a)	1,406,354	13,543,189
Tech Data Corporation (a)	98,980	9,178,416
		38,341,221
IT Services - 2.8%
Alliance Data Systems Corporation	138,181	16,989,354

Semiconductors & Semiconductor Equipment - 11.9%
Broadcom, Inc.	129,735	36,668,300
Microchip Technology, Inc.	420,747	36,323,089
		72,991,389
Technology Hardware, Storage & Peripherals - 4.8%
Western Digital Corporation	513,642	29,416,277

Materials - 11.0%
Chemicals - 6.5%
Celanese Corporation	353,065	40,026,979

Containers & Packaging - 4.5%
Crown Holdings, Inc. (a)	349,185	22,990,341
Owens-Illinois, Inc.	422,347	4,295,269
		27,285,610

Investments at Value - 100.1% (Cost $568,084,669)		$614,975,703

Liabilities in Excess of Other Assets - (0.1%)		(693,278)

Net Assets - 100.0%		$614,282,425

(a)	Non-income producing security.

See accompanying notes to Schedule of Investments.

LYRICAL U.S. VALUE EQUITY FUND

NOTES TO SCHEDULE OF INVESTMENTS

August 31, 2019 (Unaudited)

1.	Securities Valuation

Lyrical U.S. Value Equity Fund (the “Fund”) values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value, and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

LYRICAL U.S. VALUE EQUITY FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$614,975,703	$-	$-	$614,975,703
Total	$614,975,703	$-	$-	$614,975,703

Refer to the Fund’s Schedule of Investments for a listing of securities by industry type. The Fund did not have any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended August 31, 2019.

2.	Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3.	Federal Income Tax

The following information is computed on a tax basis for each item as of August 31, 2019:

Tax cost of portfolio investments	$618,365,310

Gross unrealized appreciation	$116,938,723
Gross unrealized depreciation	(120,328,330)
Net unrealized depreciation on investments	$(3,389,607)

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to losses deferred on wash sales.

4.	Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2019, the Fund had 26.5% of the value of its net assets invested in stocks within the Information Technology sector.